Q1 2019 Financial Results Exhibit 99.1

Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. In addition, this communication contains forward-looking statements related to the pending merger of Byline and Oak Park River Forest Bankshares, Inc., including, but not limited to, with respect to the expected completion date, financial benefits and other effects of the transaction. Factors that could cause actual results to differ materially from those presented in this communication regarding the pending merger may include, but are not limited to, the reaction to the transaction of the companies’ customers, employees, and counterparties; customer disintermediation; inflation; expected synergies, costs savings, and other financial benefits of the proposed transaction that might not be realized within the expected timeframes or might be less than projected; credit and interest rate risks associated with Byline’s and Oak Park River Forest Bankshares, Inc.’s respective businesses, customers, borrowings, repayment, investment, and deposit practices; general economic conditions, either nationally or in the market areas in which Byline and Oak Park River Forest Bankshares, Inc. operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations, and other risks. Certain risks and important factors that could affect Byline’s future results are identified in its Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws.

First Quarter 2019 Highlights Balance Sheet Earnings Revenue Key Operating Trends Solid loan and lease originations of $131.4 million Payoffs of $81.8 million for the quarter down from $110.7 million in 4Q18 Net loan growth of $65.9 million, up 7.6% annualized Total deposits of $3.8 billion, up $58.6 million, or 1.56% versus 4Q18, and 50.9% from 1Q18, primarily driven by growth in time deposits Total revenue of $62.1 million, a decrease of 8.1% from 4Q18 but up 38.5% from 1Q18 Net interest income declined 6.0% due to decline in accretion income and lower day count NIM (excluding accretion income) 1 decreased 16 bps to 3.97% from 4.13% in 4Q18 Non-interest income decreased 16.1% from 4Q18 due to lower gain on sale revenue but up 7.8% from 1Q18 Lowered Efficiency Ratio to 62.68% from 68.83% in 1Q18 Adjusted Efficiency Ratio1 improved to 59.55% from 68.55% in 1Q18 Asset quality remained stable with NPLs (excluding government guaranteed) at 0.71% and NPAs at 0.60% NCOs steady at 24 bps for the quarter Capital levels remained strong with CET1 at 12.14% and TCE of 10.28% Update on Key Milestones Net income of $12.6 million, or $0.34 per diluted share; adjusted net income of $14.0 million, or $0.38 per diluted share System conversion, merger-related expenses, and asset impairment charges impacted EPS by $0.04 ROAA of 1.03% and ROATCE of 11.37%1 for 1Q19 compared to 0.82% and 7.65% in 1Q18 Adjusted ROATCE of 12.54% compared to 16.31% in 4Q18 and 6.96% in 1Q18 System conversion successfully completed in 1Q19 Oak Park River Forest Bankshares stockholders approve acquisition; transaction expected to close by end of 2Q19 Surpassed $5 billion in total assets for the first time in franchise history Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

Loan and Lease Trends Loan & Lease Portfolio March 31, 2018 March 31, 2019 ($ in millions) Originated and Acquired Loan & Lease Portfolio Total loans and leases were $3.6 billion at 1Q19, an increase of $65.9 million or 1.9% from the prior quarter and 56.4% from 1Q18 Originated portfolio increased by $249.7 million or 45.3% annualized Growth is primarily within the CRE and C&I portfolios Acquired portfolio decreased by $183.8 million Payoff activity decreased by $28.9 million versus 4Q18 $81.8 million in 1Q19 compared to $110.7 million in 4Q18

Total deposits increased $58.6 million to $3.8 billion Seasonal fluctuations impacting transactional account balances Time deposit growth driven by promotional campaigns Total deposit costs increased to 87 bps from 75 bps in the prior quarter Cost of interest bearing deposits increased by 18 bps Deposit Trends Average Non-Interest Bearing Deposits ($ in millions) Deposit Composition Cost of Interest Bearing Deposits

Net Interest Income and Net Interest Margin Trends Net interest income decreased $3.2 million to $50.1 million, primarily due to fewer accrual days and a decline in accretion income Net interest margin decreased 26 basis points to 4.43% from 4Q18, partially due to 10 bps decline in accretion income Net interest margin (excluding accretion income)1 decreased 16 basis points to 3.97%, primarily due to higher deposit costs Earning asset yields decreased 13 basis points to 5.41% from 4Q18, primarily due to lower accretion income partially offset by growth in loan originations Net Interest Margin Net Interest Income Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. ($ in millions) (1)

Total Non-Interest Income Non-Interest Income Trends Non-interest income decreased $2.3 million from 4Q18 Lower net gains on sales of loans, due to a decrease in government guaranteed loan sales $1.3 million revaluation charge to servicing asset due to prepayment activity ($ in millions) Total SBC Closed Loan Commitments Net Gains on Sales of Loans $101.6 million in closed loan commitments in 1Q19, compared to $141.1 million in 4Q18 $66.2 million of loan sales in 1Q19, compared to $87.4 million in 4Q18 Average premium decreased due to the mix of loans sold Small Business Capital

Non-Interest Expense Trends Non-interest expenses were stable for the quarter Non-interest expense, excluding significant adjustment items(1), was $38.7 million Seasonal impact of higher payroll taxes increased salary and employee benefit expenses during the quarter Higher salary and employee benefit expenses offset by lower professional fees, loan and lease-related expenses Adjusted efficiency ratio(1) of 59.55%, compared with 54.76% in prior quarter and 68.55% in 1Q18 ($ in millions) Efficiency Ratio Non-Interest Expense Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. (1) (1)

Asset Quality Trends Non performing assets increased 3 bps to 0.70% in 1Q19 NPLs/ Total Loans & Leases increased to 0.85% in 1Q19 from 0.79% in 4Q18, partially due to increase in government guaranteed portions of NPLs NPLs/ Total Loans & Leases (excluding government guaranteed) increased to 0.71% in 1Q19 from 0.66% in 4Q18 Other real estate owned decreased by $515,000 during the quarter Provision expense of $4.0 million, compared to $3.9 million in 4Q18 NCOs remained flat at 0.24% in 1Q19 ALLL/Loans and Leases increased to 0.76% in 1Q19 compared to 0.72% in 4Q18 Acquisition accounting adjustments on acquired loans stood at $29.3 million versus $34.0 in the prior quarter NPLs / Total Loans & Leases ALLL / Loans & Leases

Appendix

Five Quarter Financial Summary ($ in millions, except per share data) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. For the Three Months Ended, March 31, 2019 December 31, 2018 September 30, 2018 June 30, 2018 March 31, 2018 Income Statement Net interest income $50.1 $53.3 $52.6 $39.1 $33.7 Provision 4.0 3.9 5.8 4.0 5.1 Non-interest income 12.0 14.3 10.9 14.2 11.1 Non-interest expense 40.7 40.1 37.7 45.5 31.6 Pretax income 17.4 23.6 19.9 3.8 8.1 Income taxes 4.8 6.5 5.4 1.1 1.3 Net income 12.6 17.1 14.5 2.8 6.8 Dividends on preferred shares 0.2 0.2 0.2 0.2 0.2 Net income available attributable to common shareholders $12.4 $16.9 $14.3 $2.6 $6.6 Diluted earnings per common share(1) $0.34 $0.46 $0.39 $0.08 $0.22 Balance Sheet Total loans and leases $3,567.6 $3,501.6 $3,455.8 $3,348.7 $2,280.4 Total deposits 3,808.5 3,749.9 3,740.8 3,644.9 2,524.5 Tangible common equity(1) 498.5 478.6 456.6 441.3 381.9             Balance Sheet Metrics Loans and leases / deposits 93.69% 93.91% 92.62% 92.03% 90.66% Tangible common equity / tangible assets(1) 10.28 10.01 9.60 9.51 11.26 Key Performance Ratios Net interest margin 4.43% 4.69% 4.73% 4.43% 4.45% Efficiency ratio 62.68 56.63 56.41 83.26 68.83 Adjusted efficiency ratio(1) 59.55 54.76 55.62 63.28 68.55 Non-interest expense to average assets 3.32 3.25 3.11 4.72 3.81 Non-interest income to total revenues(1) 19.31 21.16 17.17 26.68 24.82 Return on average assets 1.03 1.39 1.20 0.29 0.82 Adjusted return on average assets(1) 1.14 1.47 1.23 1.10 0.74 Tangible book value per share(1) $13.70 $13.17 $12.59 $12.18 $12.99

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